UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             December 30, 2004

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-50706	41-1843131
(Commission File No.)	(IRS Employer Identification No.)

730 Second Avenue
Minneapolis, MN 55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits

Neither the financial statements nor pro forma financial information required by Regulation S-X under the Securities Act relating to the ATI Acquisition referred to in Item 2.01 of our Form 8-K dated December 31, 2004, were included in our registration statement on Form S-4, File No. 333-122292, and we hereby incorporate them by reference into this Report.  In accordance with the requirements of Form 8-K, we hereby provide copies thereof as exhibits to this report.

Exhibits

23.1         CONSENT OF KPMG LLP

99.1         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

99.2         ADVANCED TELCOM, INC. CONSOLIDATED FINANCIAL STATEMENTS

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2005	Eschelon Telecom, Inc.

/s/ Geoffrey M. Boyd
	By:	Geoffrey M. Boyd
	Title:	Chief Financial Officer